UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  September 8, 2017
(Date of earliest event reported)

FEDERATED NATIONAL HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Florida	000-25001	65-0248866
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14050 N.W. 14th Street, Suite 180
Sunrise, FL	33323
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800) 293-2532

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Please see the information under Item 8.01 below regarding the rescheduling, due to Hurricane Irma, of the annual shareholders meeting of Federated National Holding Company (the “Company”).

Item 8.01	Other Events.

Hurricane Irma is currently located in the Atlantic Ocean and is projected to make landfall in South Florida this weekend.

The Company’s annual shareholders meeting was previously scheduled for Tuesday, September 12, 2017 in South Florida.  Due to the pending arrival of Hurricane Irma, we are announcing that this meeting has been re-scheduled to Tuesday, September 19, 2017 at 11:00 A.M. (Eastern time) at the DoubleTree Hotel at 13400 West Sunrise Boulevard, Sunrise, FL 33323.  This action has been taken to ensure the safety of all, including our employees, Board of Directors, and shareholders at a time when hazardous weather conditions may be in the area.

A copy of the Company’s press release, which also includes summarized information regarding the Company’s reinsurance programs, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
99.1     Federated National Holding Company Press Release dated September 8, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED NATIONAL HOLDING COMPANY

Date: September 8, 2017	By:	/s/ Ronald A. Jordan
Name: Ronald A. Jordan
Title: Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.1	Federated National Holding Company Press Release dated September 8, 2017.